Pursuant to Rule 497(e)
                                                        Registration No. 33-8746

                              THE TOCQUEVILLE TRUST

                    SUPPLEMENT DATED OCTOBER 27, 2004 TO THE
                     PROSPECTUS AND STATEMENT OF ADDITIONAL
                        INFORMATION DATED MARCH 1, 2004





On October 22, 2004, the shareholders of The Tocqueville Fund and The Tocqueville International Value Fund (the "Funds"), each a series of The Tocqueville Trust (the "Trust"), voted to approve amendments to each Fund's Investment Advisory Agreement to increase advisory fee breakpoints. The Board of Trustees of the Trust had previously approved these amendments on June 10, 2004, subject to the approval of the shareholders of the Funds. In light of these changes, the following revisions to the Trust's Prospectus and Statement of Additional Information are effective as of October 22, 2004:

The first sentence of the second paragraph on page 16 of the Prospectus is replaced with the following:

        "The Advisor receives a fee from: (1) the Tocqueville Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the Tocqueville Fund, and 0.65% of the average daily net assets in excess of $1 billion; (2) the Small Cap Value Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $500 million of the average daily net assets of the Small Cap Value Fund, and 0.65% of the average daily net assets in excess of $500 million; (3) the International Value Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $1 billion of the average daily net assets of the International Value Fund, and 0.75% of the average daily net assets in excess of $1 billion; (4) the Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Gold Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion; and (5) the Genesis Fund, calculated daily and payable monthly, at an annual rate of 1.25% on the first $1 billion of the average daily net assets of the Genesis Fund, and 1.00% of the average daily net assets in excess of $1 billion."

The first sentence of the first paragraph under the heading "Advisory Fees" on page 27 of the Statement of Additional Information is replaced with the following:

        "For the performance of its services under the Agreements, the Advisor receives a fee from: (1) the Tocqueville Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the Tocqueville Fund, and 0.65% of the average daily net assets in excess of $1 billion; (2) the Small Cap Value Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $500 million of the average daily net assets of the Small Cap Value Fund, and 0.65% of the average daily net assets in excess of $500 million; (3) the International Value Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $1 billion of the average daily net assets of the International Value Fund, and 0.75% of the average daily net assets in excess of $1 billion; (4) the Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Gold Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion; and (5) the Genesis Fund, calculated daily and payable monthly, at an annual rate of 1.25% on the first $1 billion of the average daily net assets of the Genesis Fund, and 1.00% of the average daily net assets in excess of $1 billion."